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                                                                    Exhibit (24)

                                POWER OF ATTORNEY

                 FOR EXECUTION OF ANNUAL REPORT ON FORM 10-K FOR
                       FISCAL YEAR ENDED DECEMBER 31, 2005

KNOW ALL BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints James E. Kline as a true and lawful attorney-in-fact of the undersigned for the purpose of executing for and on behalf of all of the undersigned members of the Board of Directors of Cooper Tire & Rubber Company, the Company's Annual Report on Form 10-K for the fiscal year of the Company ended December 31, 2005.

The undersigned hereby grants such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

This Power of Attorney shall remain in full force and effect until the filing by the Company of the Annual Report on Form 10-K for fiscal year 2005 with the Securities and Exchange Commission, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th day of January, 2006.

/s/ Arthur H. Aronson                            /s/ John F. Meier
------------------------                         --------------------------
Arthur H. Aronson                                John F. Meier

/s/ Laurie J. Breininger                         /s/ Byron O. Pond
------------------------                         --------------------------
Laurie J. Breininger                             Byron O. Pond

/s/ Thomas A. Dattilo                            /s/ John H. Shuey
------------------------                         --------------------------
Thomas A. Dattilo                                John H. Shuey

/s/ John J. Holland                              /s/ Richard L. Wambold
------------------------                         --------------------------
John J. Holland                                  Richard L. Wambold

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